UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2021

COUNTERPATH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-35592

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

300-505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3

(Address of principal executive offices and Zip Code)

604.320.3344

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 22, 2021, we held a special meeting of stockholders of our company.

1.	approved the agreement and plan of merger, dated as of December 6, 2020 among CounterPath, Alianza, Inc. and CounterPath Merger Sub, Inc., and the transactions contemplated thereby; and

2.

approved the adjournment of the meeting if necessary or appropriate in the view of the CounterPath board of directors to solicit additional proxies if there are not sufficient votes at this Meeting to approve the Merger Transaction;

The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.

Approval of the Merger Transaction

At the meeting, the stockholders voted on the approval of the Merger Transaction with the following votes:

For	Against	Withheld/Abstain	Non-Votes
4,525,852	23,724	595	Nil

In addition, the votes were re-tabulated under applicable Canadian securities laws while excluding those holders of CounterPath common stock whose votes are required to be excluded pursuant to Part 8 of Multilateral Instrument 61-101, with the following votes:

For	Against	Withheld/Abstain	Non-Votes
4,245,908	23,724	595	Nil

Approval of the Adjournment Proposal

At the meeting, the stockholders voted on the approval of the Adjournment Proposal with the following votes:

For	Against	Withheld/Abstain	Non-Votes
4,520,527	28,903	741	Nil

Item 7.01 Regulation FD Disclosure.

A news release dated February 23, 2021 is furnished herewith.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release dated February 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:  "David Karp"

 David Karp

 Chief Executive Officer

Dated:  February 23, 2021